SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant [X]

Filed by a party other than the Registrant [ ]

Check the appropriate box:

// Preliminary Proxy Statement

// Definitive Proxy Statement

/X/ Definitive Additional Materials

// Soliciting Material pursuant to Rule 14a-11(c) or Section Rule 14a-12

// Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e) (2))

T. Rowe Price Balanced Fund, Inc. 033-38791/811-6275

T. Rowe Price Blue Chip Growth Fund, Inc. 033-49581/811-7059

T. Rowe Price Capital Opportunity Fund, Inc. 033-56015/811-07225

T. Rowe Price Corporate Income Fund, Inc. 033-62275/811-07353

T. Rowe Price Diversified Mid-Cap Growth Fund, Inc. 333-109958/811-21454

T. Rowe Price Diversified Small-Cap Growth Fund, Inc. 333-26323/811-08203

T. Rowe Price Dividend Growth Fund, Inc. 033-49187/811-7055

T. Rowe Price Equity Series, Inc. 033-52161/811-07143

T. Rowe Price Financial Services Fund, Inc. 333-09551/811-07749

T. Rowe Price Fixed Income Series, Inc. 033-52749/811-07153

T. Rowe Price Floating Rate Fund, Inc. 333-174605/811-22557

T. Rowe Price Global Allocation Fund, Inc. 333-187446/811-22810

T. Rowe Price Global Real Estate Fund, Inc. 333-153130/811-22218

T. Rowe Price Global Technology Fund, Inc. 333-40086/811-09995

T. Rowe Price Growth & Income Fund, Inc. 002-79190/811-3566

T. Rowe Price Growth Stock Fund, Inc. 002-10780/811-579

T. Rowe Price Health Sciences Fund, Inc. 033-63759/811-07381

T. Rowe Price High Yield Fund, Inc. 002-93707/811-4119

T. Rowe Price Index Trust, Inc. 033-32859/811-5986

T. Rowe Price Inflation Focused Bond Fund, Inc. 333-136805/811-21919

T. Rowe Price Inflation Protected Bond Fund, Inc. 333-99241/811-21185

T. Rowe Price Institutional Equity Funds, Inc. 333-04753/811-07639

T. Rowe Price Institutional Income Funds, Inc. 333-84634/811-21055

T. Rowe Price Institutional International Funds, Inc. 033-29697/811-5833

T. Rowe Price International Funds, Inc. 002-65539/811-2958

T. Rowe Price International Index Fund, Inc. 333-44964/811-10063

T. Rowe Price International Series, Inc. 033-52171/811-07145

T. Rowe Price Media & Telecommunications Fund, Inc. 333-27963/811-07075

T. Rowe Price Mid-Cap Growth Fund, Inc. 033-47806/811-6665

T. Rowe Price Mid-Cap Value Fund, Inc. 333-02993/811-07605

T. Rowe Price Multi-Sector Account Portfolios, Inc. 333-178660/811-22620

T. Rowe Price New Era Fund, Inc. 002-29866/811-1710

T. Rowe Price New Horizons Fund, Inc. 002-18099/811-958

T. Rowe Price New Income Fund, Inc. 002-48848/811-2396

T. Rowe Price Personal Strategy Funds, Inc. 033-53675/811-07173

T. Rowe Price Prime Reserve Fund, Inc. 002-54926/811-2603

T. Rowe Price Real Assets Fund, Inc. 333-166395/811-22410

T. Rowe Price Real Estate Fund, Inc. 333-36137/811-08371

T. Rowe Price Reserve Investment Funds, Inc. 811-08279

T. Rowe Price Retirement Funds, Inc. 333-92380/811-21149

T. Rowe Price Science & Technology Fund, Inc. 033-16567/811-5299

T. Rowe Price Short-Term Bond Fund, Inc. 002-87568/811-3894

T. Rowe Price Small-Cap Stock Fund, Inc. 002-12171/811-696

T. Rowe Price Small-Cap Value Fund, Inc. 002-43237/811-2215

T. Rowe Price Spectrum Fund, Inc. 033-10992/811-4998

T. Rowe Price Strategic Income Fund, Inc. 333-154155/811-22243

T. Rowe Price Summit Funds, Inc. 033-50319/811-7093

T. Rowe Price Summit Municipal Funds, Inc. 033-50321/811-7095

T. Rowe Price Tax-Efficient Funds, Inc. 333-26441-811-08207

T. Rowe Price Tax-Exempt Money Fund, Inc. 002-67029/811-3055

T. Rowe Price Tax-Free High Yield Fund, Inc. 002-94641/811-4163

T. Rowe Price Tax-Free Income Fund, Inc. 002-57265/811-2684

T. Rowe Price Tax-Free Short-Intermediate Fund, Inc. 002-87059/811-3872

T. Rowe Price U.S. Bond Enhanced Index Fund, Inc. 333-45018/811-10093

T. Rowe Price U.S. Large-Cap Core Fund, Inc. 333-158764/811-22293

T. Rowe Price U.S. Treasury Funds, Inc. 033-30531/811-5860

T. Rowe Price Value Fund, Inc. 033-54963/811-07209

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Proxy Tabulator	Multiple Accounts Proxy Ballot
P.O. Box 55046 Boston, MA 02205-5046
Vote by Internet: Please go to the electronic voting site at www.eproxyvote.com/trp. Follow the on-line instructions. If you vote by internet, you do not have to return your Ballot.
Vote by Telephone: Please call us toll-free at 1-866-977-7699, and follow the instructions provided. If you vote by telephone, you do not have to return your Ballot.
Vote by Mail: Mark, sign and date your Ballot and return promptly. Ensure the address below shows through the window of the enclosed postage paid return envelope.
If Voting by Mail:
Remember to sign and date the ballot below. Please ensure the address to the right shows through the window of the enclosed postage paid return envelope.	PROXY TABULATOR PO BOX 55046 BOSTON MA 02205-9836
712 000 000 000 9

T. ROWE PRICE FUNDS ANNUAL
MEETING OF SHAREHOLDERS
OCTOBER 22, 2013

The undersigned, revoking any previously executed Voting Instruction Cards, hereby directs the Insurance Company to vote all shares of the fund in which the undersigned had an interest as a contract owner on July 24, 2013 as designated on the reverse side at the Annual Meeting of Shareholders to be held on October 22, 2013, or at any and all adjournments thereof, upon the proposals described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned. Receipt of the related Proxy Statement and Notice of Meeting that describes the matters to be considered and voted on is hereby acknowledged.

If you fail to return this Voting Instruction Card, depending on your account(s) and/or separate account(s), the Company will vote shares attributable to your account value in proportion to all voting instructions for the Fund actually received from contract owners in the account(s) and/or separate account(s).

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders of the Funds to be held on October 22, 2013. The Proxy Statement for this meeting is available at www.eproxyvote.com/trp.

Note: Please sign exactly as your name(s) appears on the Ballot. If you are signing this Ballot for a corporation, estate, trust or other fiduciary capacity, for example, as a trustee, please state that capacity or title along with your signature.

Signature ______________________________ Signature ______________________________ Date __________________________________

Proposal(s) listed on reverse side.

800 999 999 999 9

The Board recommends a vote FOR ALL the nominees named in Proposal 1 and FOR Proposals 2, 3 and 4. If no direction is given, this ballot will be voted “FOR” the proposals and at the discretion of the Proxies on other matters that may properly come before the Meeting.

Please fill in the box(es) as shown using black or blue ink or a No. 2 pencil. Please do not use a fine point pen. /X/

Express Vote Option

To vote ALL accounts as the Board recommends for the proposals, mark the box at the right. No other vote is necessary. If voting via Internet or Touchtone phone, use 13-digit number above to vote all accounts.

// (Box)
OR	Vote each account separately by filling in the associated ballot(s) below. If voting via Internet or Touchtone phone, use 13-digit numbers below to vote.

INDIVIDUAL ACCOUNT BALLOT	(1 of 4)
702 000 000 000 9	Account Owner JOHN SMITH
Fund Name T. ROWE PRICE TOTAL EQUITY MARKET INDEX FUND
		FOR	WITHHOLD	FOR ALL
		ALL	ALL	EXCEPT*
1. Election of directors/trustees:		//	//	//

(01) Edward C. Bernard	(07) Karen N. Horn
(02) William R. Brody	(08) Paul F. McBride
(03) Anthony W. Deering	(09) Brian C. Rogers
(04) Donald W. Dick, Jr.	(10) Cecilia E. Rouse
(05) Bruce W. Duncan	(11) John G. Schreiber
(06) Robert J. Gerrard, Jr.	(12) Mark R. Tercek
*To withhold authority to vote for any individual nominee(s) write the number of the nominee(s) in the box below

		FOR	AGAINST	ABSTAIN
4. Approval to change the fundamental policy on commodities.		//	//	//

INDIVIDUAL ACCOUNT BALLOT	(2 of 4)
705 000 000 000 9	Account Owner JOHN SMITH, JR.
Fund Name T. ROWE PRICE ULTRA SHORT-TERM BOND FUND
		FOR	WITHHOLD	FOR ALL
		ALL	ALL	EXCEPT*
1. Election of directors/trustees:		//	//	//

(01) Edward C. Bernard	(07) Michael C. Gitlin
(02) William R. Brody	(08) Karen N. Horn
(03) Anthony W. Deering	(09) Paul F. McBride
(04) Donald W. Dick, Jr.	(10) Cecilia E. Rouse
(05) Bruce W. Duncan	(11) John G. Schreiber
(06) Robert J. Gerrard, Jr.	(12) Mark R. Tercek
*To withhold authority to vote for any individual nominee(s) write the number of the nominee(s) in the box below

		FOR	AGAINST	ABSTAIN
4. Approval to change the fundamental policy on commodities.		//	//	//

INDIVIDUAL ACCOUNT BALLOT	(3 of 4)
704 000 000 000 9	Account Owner JANE SMITH
Fund Name T. ROWE PRICE EQUITY INDEX 500 FUND
		FOR	WITHHOLD	FOR ALL
		ALL	ALL	EXCEPT*
1. Election of directors/trustees:		//	//	//

(01) Edward C. Bernard	(07) Karen N. Horn
(02) William R. Brody	(08) Paul F. McBride
(03) Anthony W. Deering	(09) Brian C. Rogers
(04) Donald W. Dick, Jr.	(10) Cecilia E. Rouse
(05) Bruce W. Duncan	(11) John G. Schreiber
(06) Robert J. Gerrard, Jr.	(12) Mark R. Tercek
*To withhold authority to vote for any individual nominee(s) write the number of the nominee(s) in the box below

		FOR	AGAINST	ABSTAIN
2. Approval to change the investment objective.		//	//	//
4. Approval to change the fundamental policy on commodities.		//	//	//

INDIVIDUAL ACCOUNT BALLOT	(4 of 4)
708 000 000 000 9	Account Owner JOAN SMITH
Fund Name T. ROWE PRICE SUMMIT MUNICIPAL INCOME FUND
		FOR	WITHHOLD	FOR ALL
		ALL	ALL	EXCEPT*
1. Election of directors/trustees:		//	//	//

(01) Edward C. Bernard	(07) Michael C. Gitlin
(02) William R. Brody	(08) Karen N. Horn
(03) Anthony W. Deering	(09) Paul F. McBride
(04) Donald W. Dick, Jr.	(10) Cecilia E. Rouse
(05) Bruce W. Duncan	(11) John G. Schreiber
(06) Robert J. Gerrard, Jr.	(12) Mark R. Tercek
*To withhold authority to vote for any individual nominee(s) write the number of the nominee(s) in the box below

		FOR	AGAINST	ABSTAIN
3. Approval to eliminate the fundamental policy that prohibits the purchase of equity securities and convertible securities.		//	//	//
4. Approval to change the fundamental policy on commodities.		//	//	//

Proxy Tabulator	Your Vote is Important
P.O. Box 55046 Boston, MA 02205-5046
Vote by Internet: Please go to the electronic voting site at www.eproxyvote.com/trp. Follow the on-line instructions. If you vote by internet, you do not have to return your Ballot.
Vote by Telephone: Please call us toll-free at 1-866-977-7699, and follow the instructions provided. If you vote by telephone, you do not have to return your Ballot.
Vote by Mail: Mark, sign and date your Ballot and return promptly. Ensure the address below shows through the window of the enclosed postage paid return envelope.
If Voting by Mail:
Remember to sign and date the ballot below. Please ensure the address to the right shows through the window of the enclosed postage paid return envelope.	PROXY TABULATOR PO BOX 55046 BOSTON MA 02205-9836

712 000 000 000 9

T. ROWE PRICE FUNDS
ANNUAL MEETING OF SHAREHOLDERS
OCTOBER 22, 2013

The undersigned, revoking any previously executed Voting Instruction Cards, hereby directs the Insurance Company to vote all shares of the fund in which the undersigned had an interest as a contract owner on July 24, 2013 as designated on the reverse side at the Annual Meeting of Shareholders to be held on October 22, 2013, or at any and all adjournments thereof, upon the proposals described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned. Receipt of the related Proxy Statement and Notice of Meeting that describes the matters to be considered and voted on is hereby acknowledged.

If you fail to return this Voting Instruction Card, depending on your account(s) and/or separate account(s), the Company will vote shares attributable to your account value in proportion to all voting instructions for the Fund actually received from contract owners in the account(s) and/or separate account(s).

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders of the Funds to be held on October 22, 2013. The Proxy Statement for this meeting is available at www.eproxyvote.com/trp.

Note: Please sign exactly as your name(s) appears on the Ballot. If you are signing this Ballot for a corporation, estate, trust or other fiduciary capacity, for example, as a trustee, please state that capacity or title along with your signature.

Signature ______________________________ Signature ______________________________ Date __________________________________

Proposal(s) listed on reverse side.

INDIVIDUAL ACCOUNT BALLOT	(1 of 1)
712 000 000 000 9	Account Owner ABC COMPANY
Fund Name

The Board recommends a vote FOR ALL the nominees named in Proposal 1 and FOR Proposals 2, 3 and 4. If no direction is given, this ballot will be voted “FOR” the proposals and at the discretion of the Proxies on other matters that may properly come before the Meeting.

Please fill in the box(es) as shown using black or blue ink or a No. 2 pencil. Please do not use a fine point pen. /X/

		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
1. Election of directors/trustees:		//	//	//
(01) Edward C. Bernard	(07) Karen N. Horn
(02) William R. Brody	(08) Paul F. McBride
(03) Anthony W. Deering	(09) Brian C. Rogers
(04) Donald W. Dick, Jr.	(10) Cecilia E. Rouse
(05) Bruce W. Duncan	(11) John G. Schreiber
(06) Robert J. Gerrard, Jr.	(12) Mark R. Tercek
*To withhold authority to vote for any individual nominee(s) write the number of the nominee(s) in the box below

		FOR	AGAINST	ABSTAIN
2. Approval to change the investment objective.		//	//	//
3. Approval to eliminate the fundamental policy that prohibits the purchase of equity securities and convertible securities.		//	//	//
4. Approval to change the fundamental policy on commodities.		//	//	//

Proxy Tabulator	Your Vote is Important
P.O. Box 55046 Boston, MA 02205-5046
Vote by Internet: Please go to the electronic voting site at www.eproxyvote.com/trp. Follow the on-line instructions. If you vote by internet, you do not have to return your Ballot.
Vote by Telephone: Please call us toll-free at 1-866-977-7699, and follow the instructions provided. If you vote by telephone, you do not have to return your Ballot.
Vote by Mail: Mark, sign and date your Ballot and return promptly. Ensure the address below shows through the window of the enclosed postage paid return envelope.
If Voting by Mail:
Remember to sign and date the ballot below. Please ensure the address to the right shows through the window of the enclosed postage paid return envelope.	PROXY TABULATOR PO BOX 55046 BOSTON MA 02205-9836

712 000 000 000 9

T. ROWE PRICE FUNDS
ANNUAL MEETING OF SHAREHOLDERS
OCTOBER 22, 2013

The undersigned, revoking any previously executed Voting Instruction Cards, hereby directs the Insurance Company to vote all shares of the fund in which the undersigned had an interest as a contract owner on July 24, 2013 as designated on the reverse side at the Annual Meeting of Shareholders to be held on October 22, 2013, or at any and all adjournments thereof, upon the proposals described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned. Receipt of the related Proxy Statement and Notice of Meeting that describes the matters to be considered and voted on is hereby acknowledged.

If you fail to return this Voting Instruction Card, depending on your account(s) and/or separate account(s), the Company will vote shares attributable to your account value in proportion to all voting instructions for the Fund actually received from contract owners in the account(s) and/or separate account(s).

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders of the Funds to be held on October 22, 2013. The Proxy Statement for this meeting is available at www.eproxyvote.com/trp.

Note: Please sign exactly as your name(s) appears on the Ballot. If you are signing this Ballot for a corporation, estate, trust or other fiduciary capacity, for example, as a trustee, please state that capacity or title along with your signature.

Signature ______________________________ Signature ______________________________ Date __________________________________

Proposal(s) listed on reverse side.

INDIVIDUAL ACCOUNT BALLOT	(1 of 1)
712 000 000 000 9	Account Owner ABC COMPANY
Fund Name

The Board recommends a vote FOR ALL the nominees named in Proposal 1 and FOR Proposals 2, 3 and 4. If no direction is given, this ballot will be voted “FOR” the proposals and at the discretion of the Proxies on other matters that may properly come before the Meeting.

Please fill in the box(es) as shown using black or blue ink or a No. 2 pencil. Please do not use a fine point pen. /X/

		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
1. Election of directors/trustees:		//	//	//
(01) Edward C. Bernard	(07) Michael C. Gitlin
(02) William R. Brody	(08) Karen N. Horn
(03) Anthony W. Deering	(09) Paul F. McBride
(04) Donald W. Dick, Jr.	(10) Cecilia E. Rouse
(05) Bruce W. Duncan	(11) John G. Schreiber
(06) Robert J. Gerrard, Jr.	(12) Mark R. Tercek
*To withhold authority to vote for any individual nominee(s) write the number of the nominee(s) in the box below

		FOR	AGAINST	ABSTAIN
2. Approval to change the investment objective.		//	//	//
3. Approval to eliminate the fundamental policy that prohibits the purchase of equity securities and convertible securities.		//	//	//
4. Approval to change the fundamental policy on commodities.		//	//	//

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After carefully reviewing your proxy materials, if you wish to “eXpress Vote” all your eligible account(s) for this shareholder meeting as your fund’s Board of Directors/Trustees has recommended; check the box to the left and select the “Submit” button below.

Or, to vote account(s) individually leave box un-checked and select the “Submit” button below to enter the voting site.

If you have any questions, please call toll free 1-855-800-9420 Monday thru Friday 9 a.m. to 6 p.m. EDT and Saturday 10 a.m. to 6 p.m. EDT to speak with a client service representative.

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Voted Accounts

Fund Name	Account	Registration
_ T. ROWE PRICE RESERVE INVESTMENT FUND	***1234	Shareholder Name

This ballot has been cast as follows: [ Date & Time] EDT via INTERNET_EPROXY

1. Election of directors/trustees:	For all nominees

_ T. ROWE PRICE GOVERNMENT RESERVE INVESTMENT FUND	***1235	Shareholder Name

This ballot has been cast as follows: [ Date & Time] EDT via INTERNET_EPROXY

1. Election of directors/trustees:	For all nominees

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Fund Name	Account	Registration
_ T. ROWE PRICE RESERVE INVESTMENT FUND	****1234	Shareholder Name
_ T. ROWE PRICE GOVERNMENT RESERVE INVESTMENT FUND	****1235	Shareholder Name
_T. ROWE PRICE SMALL-CAP STOCK FUND, INC.	****1236	Shareholder Name

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T. ROWE PRICE FUNDS
ANNUAL MEETING OF SHAREHOLDERS
OCTOBER 22, 2013

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. The undersigned hereby appoints Edward C. Bernard and David Oestreicher, as proxies (“Proxies”), with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated below, all shares of the referenced fund (the “Fund”) held of record by the undersigned on July 24, 2013 at the Annual Meeting (the “Meeting”) of Shareholders of the Funds to be held on October 22, 2013, at 8:00 a.m., Eastern time, at The New York Palace Hotel, 455 Madison Avenue, New York, New York 10022 and at any and all adjournments thereof, with all the powers the undersigned would possess if personally present at the Meeting, and hereby revokes any proxies that may previously have been given by the undersigned with respect to the interests in the Funds covered hereby. I acknowledge receipt of the Notice of Annual Meeting of Shareholders and the Proxy Statement.

The Board recommends a vote “FOR” each Proposal.

Check this box to cast your vote in accordance with the recommendations of the Board: _

This Ballot is for

FUND NAME	Shareholder Name

The Board recommends a vote “FOR” all Nominees and Proposals

1 Election of directors/trustees:

_ FOR ALL NOMINEES

_ WITHHOLD from all Nominees

_ FOR ALL NOMINEES except as noted below (check the box next to the name of the nominee)

_(01) Edward C. Bernard	_(07) Karen N. Horn
_(02) William R. Brody	_(08) Paul F. McBride
_(03) Anthony W. Deering	_(09) Brian C. Rogers
_(04) Donald W. Dick, Jr.	_(10) Cecilia E. Rouse
_(05) Bruce W. Duncan	_(11) John G. Schreiber
_(06) Robert J. Gerrard, Jr.	_(12) Mark R. Tercek

2. Approval to change the investment objective.	_FOR	_AGAINST	_ABSTAIN

3. Approval to eliminate the fundamental policy that prohibits the purchase of equity securities and convertible securities.	_ FOR	_AGAINST	_ABSTAIN

4. Approval to change the fundamental policy on commodities.	_ FOR	_AGAINST	_ABSTAIN

To cast your vote please press “Submit Your Vote” button below.

Submit Your Vote

FAQs	Terms and Considerations	©2013 DST Output, LLC

Vote Confirm Page.

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Date

2013 Proxy Statement

Electronic Voting Site	Print Summary	Confirmation Email
Shareholder Name
Shareholder Address

! Your vote has been successfully recorded.

To vote, select account(s) below, then click “Vote Selected” button.

Unvoted Accounts

Fund Name	Account	Registration

_ T. ROWE PRICE SMALL-CAP STOCK FUND	****1236	Shareholder Name
_ T. ROWE PRICE GOVERNMENT RESERVE INVESTMENT FUND	****1235	Shareholder Name

Vote Selected

Summary

If you would like to change your vote, check the box next to the account you voted and click “Change Vote” button.

Voted Accounts

FUND NAME	Account	Registration
_ T. ROWE PRICE RESERVE INVESTMENT FUND	***1234	Shareholder Name

This ballot has been cast as follows: [ Date & Time] EDT via INTERNET_EPROXY

1. Election of directors/trustees:	For all nominees

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Date

2013 Proxy Statement

Electronic Voting Site	Print Summary	Confirmation Email

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To vote, select account(s) below, then click “Vote Selected” button.

Unvoted Accounts

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_ T. ROWE PRICE SMALL-CAP STOCK FUND	***1236	Shareholder Name

Summary

If you would like to change your vote, check the box next to the account you voted and click “Change Vote” button.

Voted Accounts

Fund Name	Account	Registration
_ T. ROWE PRICE RESERVE INVESTMENT FUND	***1234	Shareholder Name

This ballot has been cast as follows: [ Date & Time] EDT via INTERNET_EPROXY

1. Election of directors/trustees:	For all nominees

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©2013 DST Output, LLC

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Shareholder Name

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Your vote was recorded as follows:

2013-07-31 18:09:48 EDT

0000025	(****1234)

1. Election of directors/trustees:

For all nominees

0000284	(****1389)

1. Election of directors/trustees:

For all nominees

3. Approval to eliminate the fundamental policy that prohibits the purchase of equity securities and convertible securities.

For

4. Approval to change the fundamental policy on commodities.

For

Your vote is important. Thank you for voting.

FAQ

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Frequently Asked Questions:

Where can I locate my Control Number? The Control Number is located in the box on your ballot/notice.

If I vote now, can I change my vote later? Yes, you may change your vote at anytime prior to the shareholder meeting.

What does “Vote Another Proxy” mean? An account owner may have multiple accounts which are represented by different Control Numbers on separate proxy cards or Notices. The account owner can vote each ballot/notice separately by clicking on this button.

How can I print a summary of my vote selection? You may print the vote summary by clicking on the “Print Summary” link in the upper right corner of the vote summary page.

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Terms and Considerations

IMPORTANT CONSIDERATIONS

Accessing your Proxy Meeting materials online, such as annual reports, proxy statements and cards, requires that you have access to the Internet, which may result in charges to you from your Internet Service Provider and/or telephone companies.

Note: The following paragraphs apply only if you are asked to provide consent to electronic delivery of future proxy materials; if you use this site only to vote, you are not providing such consent.

If you provide consent, your consent will be effective for accessing all future Proxy Meeting materials, and will continue in effect unless it is canceled by you.

By consenting to electronic delivery and for as long as your consent remains effective, you are agreeing to receive your notice of proxy meeting, statement and card online and you waive delivery of any other notice of proxy meeting. You are also agreeing that the online notice of the Proxy Meeting is equivalent to the personal delivery of written notice of the meeting. You may always cancel your consent or specifically request that a copy of this material be mailed to you.

Click this link to close the window.

From: Proxy Services [mailto:proxymaterials@bostonfinancial.com]

Sent: Wednesday, July 31, 2013 3:13 PM
To: Sandy Davey
Subject: Proxy Consent Information

Dear T. Rowe Price Shareholder,

Thank you for choosing to receive your future shareholder meeting and proxy materials electronically for the T. Rowe Price Funds. Effective 2013-07-31 at 15:13:15 EDT, all future mailings will be delivered to sdavey@bostonfinancial.com. Please do not reply to this email as it comes from an unattended mail box. If you have any questions, please contact a client service representative at our toll-free number 1-855-800-9420 Monday through Friday from 9 a.m. to 6 p.m. EDT and Saturday from 10 a.m. to 6 p.m. EDT.

Thank you very much.

Sincerely,

Proxy Services at BFDS
On behalf of T. Rowe Price Funds

From: Proxy Services [mailto:ProxyServices@ematerials.com]

Sent: Wednesday, July 31, 2013 3:13 PM
To: Sandy Davey
Subject: Electronic Proxy Material Delivery - Test

Dear T. Rowe Price Shareholder,

You are receiving this e-mail in response to your recent request to receive shareholder meeting and proxy materials electronically for the T. Rowe Price Funds.

To access the shareholder meeting and proxy materials, click on the links below.

Note: You must have software installed to read a pdf file. You can obtain this software without charge at http://cp.mcafee.com/d/2DRPoQ76QmhPWpEV76zAQsL6XCQQkQnC7QnXCQQkQnC7QjhOyrjhjjjhh7cTdEThsshsLtMTh3jfBwkgHitoeOxIbiQ_BPp2J9RwXa6MJbj-ndEmhsd7bGb_nV55xyZQ-LsKCyYeV4tuUVxXBHEShhlKYPOEuvkzaT0QSyrpdTVdBwsYCVtUsrKr01qxkx_bCW9yGb1EV72HWbFEVshIe5jhPtyXPWoG-NtclTPhPEaD7r5pg8ZWQplzaprBPqrwVASd7_qsqMBoQg1qdgYIq81Lp_6mDCy0eY-hDUBzh0nd409-APtPvXKrAd5W8GiM

View:

2013 Proxy Statement

http://cp.mcafee.com/d/5fHCMUi41AedEIzDQPhOed79EVudTdFEFELcfELTdFEFELcfECzB4SCyCCCyyepKrhKyUUyVuXxKy6Cvb0ExmAWMtB3omBF_bCO5qjH1SkdxqmDYKrgIyUqenkn-LOab35XFZuVtd5UtO8WZNP3TbnhIyyHtVDBgY-F6lK1FJcSOrLOrb0VVdOXMUTsSjDdqymokXRER3OTbVeaS8lJB67CnImgtM4wIb3096MiDt5A5YIwWrECaEI6zAsaLEKCzBN6MUld7dSbLfFyHX5QNnvd7ewGstIlB0zTHhBmcFBKndFK3CjoQvZFNH2lzh05ER3ONEw6ZDYpquq80XPV6vymd41sQg0DWjdTdXEYP

To vote your proxy online, click the link below and enter your Control Number.

Vote Online:

http://cp.mcafee.com/d/2DRPow86QmhPWpEV76zAQsL6XCQQkQnC7QnXCQQkQnC7QjhOyrjhjjjhh7cTdEThsshsLtMTh3jfBwkgHitoeOxIbiQ_BPp2J9RwXa6MJbj-ndEmhsd7bGb_nV55xyZQ-LsKCyYeV4tuUVxXBHEShhlKYPOEuvkzaT0QSOrpdTVdBwsYCVtUsrKr01uJ6EumVv9NmdQj5km3hOe5nQnjhOUzosaCzCX5TDQNlZyWoHLCzDgleeSaOwhXREOH6kOTbCQT1P9Iqf-QURxaNEw2QqxVoQg3uP-cJfd40tVYzfNb6y0Kq80jZ9CXCOn7LR1Y

Control Number: 7000000000786

Your vote is important. It’s easy to vote, and we hope you will take a few minutes to vote your shares.

Sincerely,

Proxy Services at BFDS
On behalf of T. Rowe Price Funds

From: Proxy Services [mailto:ProxyServices@fundpxy.com]

Sent: Wednesday, July 31, 2013 3:14 PM
To: Sandy Davey
Subject: T. Rowe Price - Mutual Funds Vote Confirmation- test

Dear T. Rowe Price Shareholder,

Your vote was recorded as follows:

2013-07-31 15:13:55 EDT

Account:

0000025 ****1234

1. Election of directors/trustees:

For all nominees

===================================

===================================

Thank you for voting. Your vote is important, and we appreciate the time you took to vote your shares.

Sincerely,

Proxy Services at BFDS
On behalf of T. Rowe Price Funds

T. Rowe Price

Inbound Closed, Call In Queue

and End of Campaign Script

Meeting Date: Tuesday, October 22nd, 2013

Toll Free # 1-855-800-9420

INBOUND - CLOSED MESSAGE:

“Thank you for calling the BFDS Proxy Line on behalf of T. Rowe Price. Our offices are now closed. Please call us back during our normal business hours which are, Monday through Friday, 9:00 a.m. to 6:00 p.m. and Saturday, 10 a.m. to 6 p.m. Eastern time. Thank you.”

INBOUND - CALL IN QUEUE MESSAGE:

“Thank you for calling the BFDS Proxy Line on behalf of T. Rowe Price. Our proxy specialists are currently assisting other shareholders. Your call is important to us. Please continue to hold and your call will be answered in the order in which it was received.”

END OF CAMPAIGN MESSAGE:

“Thank you for calling the BFDS Proxy Line on behalf of T. Rowe Price. The T. Rowe Price Funds Shareholder Meeting already was held and voting is completed. This toll free number is no longer in service for proxy related shareholder calls.

If you have questions about your account, please contact your Financial Advisor or call T. Rowe Price directly at 1-800-541-5910. Thank you for investing with T. Rowe Price.

T. Rowe Price

Outbound Script

Meeting Date: Tuesday, October 22nd, 2013

Toll Free # 1-855-800-9420

Hello, is Mr./Ms. _____________ available?

IF Shareholder is Available:

Hi Mr./Ms. _____________, my name is _____________ and I am calling on a recorded line on behalf of your investment with T. Rowe Price. As a shareholder the mutual fund in which you have invested sent you proxy materials requesting that you vote your eligible shares prior to the upcoming T. Rowe Price Funds Shareholder Meeting. The meeting is scheduled to be held on October 22nd, 2013.

Your Board has recommended that you vote FOR on the proposals and we are calling to ask if you would like to vote along with the recommendations of your board.

IF Shareholder NOT AVAILABLE:

Is there a better time to reach Mr./Ms._____________? (IF YES) Make note & set up call back time.

IF Shareholder answers YES to voting:

Thank you. For the record, would you please state your full name and mailing address?

Again, my name is _____________, a proxy voting specialist on behalf of T. Rowe Price.

Today’s date is _____________ and the time is _____________ Eastern Time.

Mr./Ms. _____________, I have recorded your [FOR] vote, in accordance with the Board’s recommendation with respect to the proposals as set forth in the proxy materials you received.

-OR-

Mr./Ms. _____________, I have recorded that you are AGAINST the Board’s recommendation with respect to the proposals as set forth in the proxy materials you received.

We will be mailing you a written confirmation of your vote within 72 hours.

If you wish to make any changes you may contact us by calling 1-855-800-9420 Monday-Friday 9a.m. to 6p.m. and Saturday 10 a.m.to 6 p.m. ET. Thank you very much for your time and your vote. We hope you have a great day/evening.

T. Rowe Price

Outbound Script

Meeting Date: Tuesday, October 22nd, 2013

Toll Free # 1-855-800-9420

IF Not sure how to vote, you may cast a FOR ALL, FOR ALL EXCEPT or WITHHOLD ALL for the director/trustee Proposal. You may cast a FOR vote, an AGAINST vote or an ABSTAIN vote on the remaining proposals.

How would you like to cast your vote on the proposal?

Thank you. For the record, would you please state your full name and mailing address?

Again, my name is _____________, a proxy voting specialist on behalf of T. Rowe Price

Today’s date is _____________ and the time is _____________ Eastern Time.

Mr./Ms. _____________, I have recorded your vote to (repeat vote intention) with respect to the proposal as set forth in the proxy materials you received. We will be mailing you a written confirmation of your vote within 72 hours.

If you wish to make any changes you may contact us by calling 1-855-800-9420 Monday-Friday 9 a.m. to 6 p.m. and Saturday 10 a.m. to 6 p.m. ET. Thank you very much for your time and your vote. We hope you have a great day/evening.

What I am being asked to vote on?

Proposal 1: Election of directors/trustees

Proposal 2: Changing the investment objective

Proposal 3: Eliminating the fundamental policy that prohibits the purchase of equity securities and convertible securities

 Proposal 4: Revising the fundamental policy regarding commodities

T. Rowe Price

Outbound Script

Meeting Date: Tuesday, October 22nd, 2013

Toll Free # 1-855-800-9420

If materials not received:

I can resend the proxy materials to you. Do you have an e-mail address the materials can be sent to?

(IF YES: Type email addresses in the notes and read it back phonetically to the shareholder)

(IF NO: Continue with standard script) Can you please verify your mailing address? (Verify entire address, including street number, name, town, state and zip)

If you wish to make any changes you may contact us by calling 1-855-800-9420 Monday-Friday 9 a.m. to 6 p.m. and Saturday 10 a.m. to 6 p.m. ET. Thank you very much for your time and your vote. We hope you have a great day/evening.

T. Rowe Price

Answering Machine Messages

Meeting Date: Tuesday, October 22nd, 2013

Toll Free # 1-855-800-9420

AUTOMATED ANSWERING MACHINE MESSAGE

Hello, this is a reminder about the upcoming T. Rowe Price Funds Shareholder Meeting and the importance of voting your shares. You should have received proxy materials in the mail concerning this meeting which will be held on October 22nd, 2013.

Your participation is very important. To vote by telephone, please call toll-free at 1-855-800-9420 and a proxy voting specialist will assist you with voting your shares. Specialists are available Monday through Friday, 9 a.m. to 6 p.m. and Saturday, 10 a.m. to 6 p.m. Eastern Time. Voting only takes a few moments and will benefit all shareholders. Thank you for your prompt attention to this matter.

T. Rowe Price

Inbound Script

Meeting Date: Tuesday, October 22nd, 2013

Toll Free # 1-855-800-9420

Greeting:

Hello, thank you for calling the T. Rowe Price proxy information line. My name is _____________, may I have your name please?

Thank you Mr./Ms._____________. Are you calling regarding the upcoming T. Rowe Price Funds Shareholder Meeting.

IF YES:

The Board recommends a vote “FOR” the proposal(s).

Would you like to vote along with the recommendations of your Board? Thank you. For the record, would you please state your full name and mailing address?

Again, my name is _____________, a proxy voting specialist on behalf of T. Rowe Price.

Today’s date is _____________ and the time is _____________ Eastern Time.

Mr./Ms. _____________, I have recorded your FOR vote, in accordance with the Board’s recommendation with respect to the proposals as set forth in the proxy materials you received and we will be mailing you a written confirmation of your vote within 72 hours.

If you wish to make any changes you may contact us by calling 1-855-800-9420 Monday-Friday 9 a.m. to 6 p.m. and Saturday 10 a.m. to 6 p.m. ET. Thank you very much for your time and your vote. We hope you have a great day/evening.

IF NO:

How may I help you today? (If a proxy related question go to Q&A to answer.)

If a non-proxy related question, respond:

Mr./Ms. _____________. I apologize that I do not have access to that information; please feel free to call T. Rowe Price directly at 1-800-541-5910.

T. Rowe Price

Inbound Script

Meeting Date: Tuesday, October 22nd, 2013

Toll Free # 1-855-800-9420

IF Not sure how to vote, you may cast a FOR ALL, FOR ALL EXCEPT or WITHHOLD ALL for the Director/Trustee Proposal. You may cast a FOR vote, an AGAINST Vote or an ABSTAIN vote on the remaining proposals.

How would you like to cast your vote on the proposals?

Thank you. For the record, would you please state your full name and mailing address?

[Shareholder provides information.]

Again, my name is _____________, a proxy voting specialist on behalf of T. Rowe Price.

Today’s date is _____________ and the time is _____________ Eastern Time.

Mr./Ms. _____________, I have recorded your vote to (repeat vote intention) with respect to the proposals as set forth in the proxy materials you received. We will be mailing you a written confirmation of your vote within 72 hours.

If you wish to make any changes you may contact us by calling 1-855-800-9420 Monday-Friday 9 a.m. to 6 p.m. and Saturday 10 a.m. to 6 p.m. ET. Thank you very much for your time and your vote. We hope you have a great day/evening.

What I am being asked to vote on?

Proposal 1: Election of directors/trustees

Proposal 2: Changing the investment objective

Proposal 3: Eliminating the fundamental policy that prohibits the purchase of equity securities and convertible securities

 Proposal 4: Revising the fundamental policy regarding commodities

T. Rowe Price

Inbound Script

Meeting Date: Tuesday, October 22nd, 2013

Toll Free # 1-855-800-9420

Today’s date is _____________ and the time is _____________ Eastern Time.

Mr./Ms. _____________, I have recorded your votes and we will be mailing you a written confirmation within 72 hours.

Closing:

Again, my name is _____________, a proxy voting specialist on behalf of T. Rowe Price.

If you wish to make any changes you may contact us by calling 1-855-800-9420 Monday-Friday 9 a.m. to 6 p.m. and Saturday 10 a.m. to 6 p.m. ET. Thank you very much for your time and your vote. We hope you have a great day/evening.